                                                             EXHIBIT(16)(a)(iii)


                            STRATEGIC INCOME FUND

                             CALCULATION OF YIELD

        The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                       a-b      6
                         YIELD (y) = 2[------+1)  - 1]
                                        cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
        d = the maximum offering price per share on the last day of the period

          CLASS A
          -------
       a =  $407,273.02
       b =  $150,573.05
       c =  3,419,470.510
       d =  $13.42
       y =  6.81%

Class B Shares

  Formula

    Class A Share Yield + Sales Charge Effect - Expense Differential

    Class A Share Yield                                                    6.81%
    + Sales Charge Effect (Maximum Sales Charge x Class A Share SEC Yield)
    4.75% x 6.81%                                                           .32%
    - Expense Differential between Class A and Class B Shares               .75%
    Class B Share SEC Yield                                                -----
                                                                           6.38%
    - Waived Expense Adjustment                                            =====
    Class B Shares SEC Yield (Without Expense Wavier)                       .03%
                                                                           -----
                                                                           6.35%
                                                                           =====
Class C Shares

  Formula

    Class A Share Yield + Sales Charge Effect - Expense Differential

    Class A Share Yield                                                    6.81%
    + Sales Charge Effect (Maximum Sales Charge x Class A Share SEC Yield)
    4.75% x 6.81%                                                           .32%
    - Expense Differential between Class A Shares and Class C Shares        .75%
    Class C Share SEC Yield                                                -----
                                                                           6.38%
    - Waived Expense Adjustment                                            =====
    Class C Share SEC Yield (Without Expense Waiver)                        .03%
                                                                           -----
                                                                           6.35%
                                                                           =====

                             STRATEGIC INCOME FUND

                        Calculation of Distribution Rate

                           Period Ended June 30, 1997




                        Current Annual Income Per Share
                        -----------------------------------
                             Current Offering Price





Class A Shares


                       $ 0.990
                       --------
                       $13.42                = 7.38%





Class B Shares


                       $ 0.894
                       --------
                       $12.78                = 7.00%





Class C Shares



                       $ 0.894
                       --------
                       $12.77                = 7.00%

                             STRATEGIC INCOME FUND

                                 CLASS A SHARES


Total Return Calculation One Year Period Ended June 30, 1997



Formula                                        P(1+T)n     =     ERV



Including Payment of the Sales Charge
Net Asset Value                              $   12.78
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,094.72     =     ERV
One Year Period Ended 06/30/97                       1     =     n

TOTAL RETURN FOR THE PERIOD                      9.47%     =     T





Excluding Payment of the Sales Charge
Net Asset Value                              $   12.78
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,149.20     =     ERV
One Year Period Ended 06/30/97                       1     =     n

TOTAL RETURN FOR THE PERIOD                     14.92%     =     T






         Total Return Calculation Inception Through June 30, 1997



Formula                                        P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                              $   12.78
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,168.87     =     ERV
Inception through 06/30/97                        3.50     =     n

TOTAL RETURN FOR THE PERIOD                      4.56%     =     T





Excluding Payment of the Sales Charge
Net Asset Value                              $   12.78
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,226.85     =     ERV
Inception through 06/30/97                        3.50     =     n

TOTAL RETURN FOR THE PERIOD                      6.02%     =     T

                            STRATEGIC INCOME FUND
                                CLASS A SHARES

              Non-Standardized Cumulative Total Return Calculation
                        Inception Through June 30, 1997



Formula                                        ERV - P
                                               -------
                                                  P        =     T

Including Payment of the Sales Charge
Net Asset Value                              $   12.78
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,168.87     =     ERV

TOTAL RETURN FOR THE PERIOD                     16.89%     =     T




Excluding Payment of the Sales Charge
Net Asset Value                              $   12.78
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,226.85     =     ERV

TOTAL RETURN FOR THE PERIOD                     22.69%     =     T



Total Return Calculation One Year Period Ended June 30, 1997



Formula                                        P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                              $   12.78
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,099.81     =     ERV
One Year Period Ended 06/30/97                       1     =     n

TOTAL RETURN FOR THE PERIOD                      9.98%     =     T




Excluding Payment of the CDSC
Net Asset Value                              $   12.78
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,139.81     =     ERV
One Year Period Ended 06/30/97                       1     =     n

TOTAL RETURN FOR THE PERIOD                     13.98%     =     T

                            STRATEGIC INCOME FUND
                                CLASS B SHARES

           Total Return Calculation Inception Through June 30, 1997



Formula                                        P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                              $   12.78
Initial Investment                           $1,000.00      =     P
Ending Redeemable Value                      $1,170.65      =     ERV
Inception through 06/30/97                        3.50      =     n

TOTAL RETURN FOR THE PERIOD                      4.60%      =     T





Excluding Payment of the CDSC
Net Asset Value                              $   12.78
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,192.99     =     ERV
Inception through 06/30/97                        3.50     =     n


TOTAL RETURN FOR THE PERIOD                      5.17%     =     T







              Non-Standardized Cumulative Total Return Calculation
                        Inception Through June 30, 1997





Formula                                        ERV - P
                                               -------
                                                  P        =     T

Including Payment of CDSC
Net Asset Value                              $   12.78
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,170.65     =     ERV

TOTAL RETURN FOR THE PERIOD                     17.07%     =     T



Excluding Payment of CDSC
Net Asset Value                              $   12.78
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,192.99     =     ERV

TOTAL RETURN FOR THE PERIOD                     19.30%     =     T

                             STRATEGIC INCOME FUND

                                 CLASS C SHARES


         Total Return Calculation One Year Period Ended June 30, 1997



Formula                                        P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                              $   12.77
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,129.94     =     ERV
One Year Period Ended 06/30/97                       1     =     n

TOTAL RETURN FOR THE PERIOD                     12.99%     =     T




Excluding Payment of the CDSC
Net Asset Value                              $   12.77
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,139.94     =     ERV
One Year Period Ended 06/30/97                       1     =     n

TOTAL RETURN FOR THE PERIOD                     13.99%     =     T





         Total Return Calculation Inception Through June 30, 1997



Formula                                        P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                              $   12.77
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,192.23     =     ERV
Inception through 06/30/97                        3.50     =     n

TOTAL RETURN FOR THE PERIOD                      5.15%     =     T


Excluding Payment of the CDSC
Net Asset Value                              $   12.77
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,192.23     =     ERV
Inception through 06/30/97                        3.50     =     n

TOTAL RETURN FOR THE PERIOD                      5.15%     =     T

                             STRATEGIC INCOME FUND

                                 CLASS C SHARES


              Non-Standardized Cumulative Total Return Calculation
                        Inception Through June 30, 1997





Formula                                        ERV - P
                                               -------
                                                  P        =     T

Including Payment of CDSC
Net Asset Value                              $   12.77
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,192.23     =     ERV

TOTAL RETURN FOR THE PERIOD                     19.22%     =     T




Excluding Payment of CDSC
Net Asset Value                              $   12.77
Initial Investment                           $1,000.00     =     P
Ending Redeemable Value                      $1,192.23     =     ERV

TOTAL RETURN FOR THE PERIOD                     19.22%     =     T